Ivy Funds

Supplement dated April 8, 2019 to the

Ivy Funds Prospectus

dated January 31, 2019

as supplemented February 21, 2019

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy Pictet Targeted Return Bond Fund on page 51:

Portfolio Managers

Pictet AM’s Investment Team is primarily responsible for the day-to-day management of the Fund. Pictet AM’s Investment Team consists of Andres Sanchez Balcazar of Pictet AM CH, Lead Portfolio Manager and Head of Global & Regional Bonds Team; Thomas Hansen of Pictet UK, Investment Manager, Global & Regional Bonds Team; David Bopp of Pictet AM CH, Investment Manager, Global & Regional Bonds Team; and Ella Hoxha of Pictet AM CH, Senior Investment Manager, Global & Regional Bonds Team. Messrs. Balcazar, Hansen and Bopp have managed the Fund since its inception in January 2016, and Ms. Hoxha has managed the Fund since March 2019.

Effective immediately, the following replaces the second and third sentences of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Targeted Return Bond Fund” section on page 121:

The Pictet AM Investment Team consists of Andres Sanchez Balcazar, Thomas Hansen, David Bopp and Ella Hoxha. Messrs. Balcazar, Hansen and Bopp have held their responsibilities for the Fund since its inception in January 2016, and Ms. Hoxha has held her responsibilities for the Fund since March 2019.

Effective immediately, the following is inserted as a new paragraph immediately following the last paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Targeted Return Bond Fund” section on page 121:

Ms. Hoxha joined Pictet AM CH in 2018 as a Senior Investment Manager in the Global & Regional Bonds Team specializing in macro risks in rates and currency markets. Prior to joining Pictet AM CH, she was a Managing Director/Fixed Income Portfolio Manager at Wellington Management. Ms. Hoxha holds a BA in Business and Finance from Oxford Brookes University and a MSc in International Finance from the University of Westminster. She is a CFA charterholder.

Supplement	Prospectus	1